                                                                [LOGO OF STRONG]

                                 [PICTURE]

                              semi-annual report

                                   The Strong

                                        T E C H N O L O G Y

                                                      Funds


The Strong Internet Fund
The Strong Technology 100 Fund

Semi-Annual Report . June 30, 2000

                           Letter from the Chairman


Dear Strong Investor,

The United States' economic miracle continues to set records for longevity. Today, we enjoy a near-perfect economy. How in the world did we get here?

In the days of our grandparents and great-grandparents, the railroad helped drive the Industrial Revolution. Nearly every aspect of the Industrial Revolution directly impacted and improved people's lives. Today, the technological revolution is similarly impacting our lives. We feel its presence every time we dial a cell phone, pull out a PalmPilot, boot up a computer, and punch "play" on the CD player in the dashboard of our computer-programmed cars. Technology is our constant companion.

Aside from those tangible ways in which we employ technology each and every day, ongoing technological developments affect us in another, less obvious way. The technology revolution is enhancing worker productivity, enabling the economy to grow faster than ever before without the drag of inflation. This allows real wages to rise faster than in previous periods of expansion, raising nearly everyone's standard of living.

The phenomenal economic growth and wealth creation that we have experienced has powered the financial markets to ever-higher levels in recent years. As long as this favorable economic environment prevails--and assuming that there isn't a negative policy change or an economic "accident" to derail it--our economy should continue to expand. Hopefully, the financial markets will continue to reflect that.

Despite the good times, we should never forget that the financial markets are in control and that they are a discounting mechanism, continually peering into the future. In fact, many experienced investors believe that certain sectors of the financial markets are currently priced to perfection and any little hiccup could cause a significant correction.

The U.S. Federal Reserve Board has increased interest rates six times during the last 18 months in an attempt to slow the economy. Many central banks around the world have been making a concerted effort to slow their economies. If one or more of these economies should slow, it may be reflected in the tone of our economy and financial markets as well. If that happens, 2000 could be the first time in many years that investors earn a negative return on their stock investments. It will be a new--and unpleasant--experience for investors who know only the unbridled bull markets of the 1990s.

Financial markets are cyclical. A market correction, though painful, is as natural as breathing. Financial volatility can significantly derail an investment program, especially if that program is not carefully planned. At Strong, we pride ourselves on helping our investors invest wisely and with purpose. We advise you to establish a clear set of goals, a plan to reach them, and a program of constant monitoring to make certain you are heading in the right direction.

                                                  /s/ Dick

                          The Strong Technology Funds
                                 ____________

                      SEMI-ANNUAL REPORT . JUNE 30, 2000

                               Table of Contents

Investment Reviews
   The Strong Internet Fund.............................................................................       2
   The Strong Technology 100 Fund.......................................................................       4

Financial Information
   Schedules of Investments in Securities
      The Strong Internet Fund..........................................................................       6
      The Strong Technology 100 Fund....................................................................       6
   Statements of Assets and Liabilities.................................................................       9
   Statements of Operations.............................................................................      10
   Statements of Changes in Net Assets..................................................................      11
   Notes to Financial Statements........................................................................      12

Financial Highlights....................................................................................      15

                           THE STRONG INTERNET FUND
                           ------------------------


Fund Highlights

 . The Fund returned -2.90% for the six months ended June 30, 2000, while the S&P
  500 Stock Index returned -0.42%./1/, *

 . Internet in frastructure, networking, Internet security, and optical component holdings provided strong performance. The Fund also was protected because we reduced our holdings in business-to-consumer (B2C) and business-to-business (B2B) e-commerce software companies, as they underperformed.

--------------------------------------------------------------------------------

                                TOTAL RETURN/1/

                                 As of 6-30-00


Since Inception            -2.90%
  (on 12-31-99)

Equity funds are volatile investments and should only be considered for long-term goals.
--------------------------------------------------------------------------------

                                 FIVE LARGEST
                                STOCK HOLDINGS

                                 As of 6-30-00


Security                        % of Net Assets

Broadcom Corporation                      7.9%

Cisco Systems, Inc.                       7.6%

VeriSign, Inc.                            6.1%

America Online, Inc.                      5.5%

Juniper Networks, Inc.                    5.5%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

Perspectives
from the Manager

/s/ James W.M. Houlton

James W.M. Houlton
Portfolio Manager

--------------------------------------------------------------------------------

We believe that the highest-quality Internet-related companies poised to succeed in the new economy share several characteristics:

 . Unique and innovative products or services targeting very large potential markets.

 .  Sustainable business models that make sense.

 . Competitive advantages, such as dominant market share or first-mover advantage.

 . Effective management, as indicated by high return on invested capital or improving profit margins.

 . Management executives who have already successfully run other technology companies.

These are the types of companies we seek. We believe these young industry leaders will be the big winners as the Internet goes through a consolidation over the next three to five years. It's anticipated that as many as half of the public Internet companies will either go bankrupt or be acquired over that period. In contrast, we expect these new winners to improve their competitive positions through acquisitions. If we are right, these resulting companies will become very large and may become the "blue chip" technology companies of the future.

We focus on industry segments in which the demand for products and services is extremely large. One industry segment we are focused on right now is communications, as the global phone network is being upgraded to better handle Internet data traffic. This transition represents a $1 trillion capital investment

--------------------------------------------------------------------------------

                            We believe that we are

                           entering a stock-picking

                            period in the market,

                            one in which companies

                              with good business

                            fundamentals will be in

                            demand, and others will

                                be vulnerable.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
/1/ Total Return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains.

throughout the industry. For the portfolio, we have added companies involved in networking, communication, semiconductors, and optical components because they sell into this dynamic market.

Another area in which capital spending is exploding is business-to-business
(B2B) e-commerce. Many of the Fortune 1000 companies view their Internet capital expenditures as being strategic to their success. As these companies build corporate web sites targeted at their customers, employees, and suppliers, they are presenting a tremendous revenue opportunity to B2B e-commerce vendors. Substantial revenue opportunities are also being created for Internet infrastructure and Internet security companies. We have recently added to our holdings in this area.

We believe that we are entering a stock-picking period in the market, one in which companies with good business fundamentals will be in demand, and others will be vulnerable. We will continue to do our best to identify and invest in the highest-quality Internet-related companies. With Internet valuations being more reasonable than they have been for some time, we are feeling positive about the second half of the year.

Thank you for your interest in the Strong Internet Fund. We look forward to continuing to help you address your long-term financial goals.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-99 to 6-30-00

                                    [GRAPH]

            The Strong
           Internet Fund    S&P 500 Stock Index*   Lipper Science & Technology Funds Index*
Dec 99        $10,000             $10,000                         $10,000
Jan 00        $ 9,480             $ 9,497                         $ 9,895
Feb 00        $11,980             $ 9,317                         $12,560
Mar 00        $11,460             $10,229                         $12,178
Apr 00        $ 9,390             $ 9,921                         $10,756
May 00        $ 8,020             $ 9,717                         $ 9,458
Jun 00        $ 9,710             $ 9,957                         $10,892

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Your Fund's Approach

The Strong Internet Fund seeks capital growth. It invests primarily in companies engaged in Internet- and Intranet-related businesses. Under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of companies of any size that derive at least 50% of their revenues, expenses, or profits from the research, design, development, manufacturing, or distribution of products, processes, or services for use with Internet- or Intranet-related businesses. Some examples of these companies include providers of broadband Internet access, web site content, Internet software, and electronic commerce. To identify these companies, the Fund's manager generally looks for several characteristics, including strong revenue growth, overall financial strength, competitive advantages, and effective management.

--------------------------------------------------------------------------------

Market Highlights

 . The first half of 2000 can be thought of as a tale of two economies. During the first quarter, the enthusiasm for new economy stocks spilled over from the fourth quarter of 1999, causing valuations to become extended.

 . Unfortunately, in response to the aggressive inflation fighting of the Federal
  Reserve, during the second quarter, investors shifted from new economy stocks back to old economy stocks as a defensive measure. This produced a very volatile market.

 . The first quarter tends to be the seasonally weakest for the technology sector in general, and the Internet in particular, with a progression through each of the remaining quarters of the year.

--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                        THE STRONG TECHNOLOGY 100 FUND
                        ------------------------------

Fund Highlights

 . The Strong Technology 100 Fund returned 20.80% for the six months ended June
  30, 2000, while the S&P 500 Index returned -0.42%./1/,*

 . Semiconductor, Internet infrastructure, telecom equipment, and biotechnology holdings provided strong relative performance results for the Fund.

 . Exposure to large-cap software issues were a negative contributor in the period.

--------------------------------------------------------------------------------

                                 TOTAL RETURN/1/

                                  As of 6-30-00


Since Inception                                                        20.80%
  (on 12-31-99)

Equity funds are volatile investments and should only be considered for long-term goals.

--------------------------------------------------------------------------------

                                 FIVE LARGEST

                                STOCK HOLDINGS

                                 As of 6-30-00


Security                                                      % of Net Assets

E-Tek Dynamics, Inc.                                                    2.4%
Cisco Systems, Inc.                                                     2.4%
VeriSign, Inc.                                                          2.4%
Nortel Networks Corporation                                             2.1%
Micron Technology, Inc.                                                 2.1%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.


Perspectives from the Manager

/s/ Derek Felske

Derek Felske
Portfolio Manager

--------------------------------------------------------------------------------

The Fund's investments are concentrated in the direct enablers and the leading beneficiaries of the growth of the networked global economy. The rapid growth of Internet usage and its acceptance by both old and new economy companies will continue to enhance the business prospects of companies engaged in electronic commerce, wireless communications, semiconductors, bandwidth expansion, and software.

Holdings in semiconductor manufacturers and equipment suppliers represent 20% of the Fund's portfolio. End markets for semiconductor usage continue to broaden with communications-related demand now representing roughly one third of total sales. In addition, computer-related semiconductor demand should be enhanced as Windows 2000 gains traction. With this in mind, we added to our semiconductor position during the period.

Networking stocks currently represent 20% of the portfolio. The need for bandwidth (transmission speed) in the Internet backbone to handle the explosive growth of data traffic continues to support rapid growth in the sector. As more and more Fortune 1000 companies and smaller businesses develop e-commerce strategies, the demand for routers, hubs, and switches will continue to accelerate. In addition, as wireless applications become increasingly web-centric, the stress on the existing infrastructure will further intensify. We generally held our position in this area in anticipation of these market movements. Besides the obvious choices like Cisco Systems, we also like Juniper Networks, a leader in high-end routing; Efficient Networks, a leading DSL equipment supplier; and JDS Uniphase, the leading player in photonics.

The final area of significant concentration is enterprise software (15%). Many software companies are seeing the benefits of the explosive growth of the

                               We believe that
                              stock picking and
                               more diversified
                              sector weightings
                               will be rewarded.

--------------------------------------------------------------------------------

/1/ Total Return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends and capital gains.

Net, as new and old economy companies rush to develop web applications and services. Oracle and Ariba are clear leaders offering extensive e-business application suites.

In addition to technology, selected areas of healthcare provide interesting opportunities, as did our careful selections within the new issues market, which helped the performance of the Fund during this period. We particularly like the companies that provide the "picks and shovels" of genomic discovery (PE Biosystems). Major pharmaceutical companies like Pfizer and Genentech represent more conservative plays on the genomic revolution. We intend to intensify our focus on this sector as concepts come closer to reality.

In our view, the prospects for leading technology companies have never been brighter. With pricing power nonexistent, we expect old economy companies that are able to leverage the productivity benefits of technology-based solutions to prosper. With sector valuations high and the market's overall technology area at record highs, we expect continued market volatility as tech investors become more selective and focus on the real leaders, not highly speculative concept stocks. We believe that stock picking and more diversified sector weightings will be rewarded. The use of proprietary quantitative screens, theme development, and the benefits derived from hundreds of on-and off-site company visits will continue to guide us as we attempt to take advantage of market volatility.

We thank you for your interest in the Strong Technology 100 Fund and look forward to continuing to help you meet your financial goals.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                           From 12-31-99 to 6-30-00

                                    [GRAPH]

            The Strong Technology 100 Fund       S&P 500 Stock Index*      Lipper Science & Technology Funds Index*
Dec 99                $10,000                          $10,000                             $10,000
Jan 00                $10,130                          $ 9,497                             $ 9,895
Feb 00                $13,050                          $ 9,317                             $12,560
Mar 00                $12,550                          $10,229                             $12,178
Apr 00                $11,290                          $ 9,921                             $10,756
May 00                $10,120                          $ 9,717                             $ 9,458
Jun 00                $12,080                          $ 9,957                             $10,892

This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

Your Fund's Approach

The Strong Technology 100 Fund seeks capital growth. It invests in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense, and aerospace.

--------------------------------------------------------------------------------

Market Highlights

 . After several years of unusually strong performance for technology-related issues, the return differential between technology companies and other growth companies began to close during the period, particularly in the second quarter. In our view, a weeding-out process has begun.

 . The Federal Reserve's decision to hike short-term interest rates and gyrations surrounding the release of key economic data resulted in a volatile market in the second quarter. With valuations in the technology area at high historical levels and the market's overall technology weighting at record highs, we expect volatility to remain high.

 . High levels of corporate profitability continue to indirectly support the technology sector.

--------------------------------------------------------------------------------

*The S&P 500 is an unmanaged index generally representative of the U.S. stock market. The Lipper Science & Technology Funds Index is an equally weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                            June 30, 2000 (Unaudited)
-------------------------------------------------------------------------------------------

                                     STRONG INTERNET FUND

                                                                Shares or
                                                                Principal          Value
                                                                  Amount          (Note 2)
-------------------------------------------------------------------------------------------
Common Stocks 99.6%
Computer - Local Networks 11.2%
Brocade Communications Systems, Inc. (b)                             9,300      $ 1,706,405
Cisco Systems, Inc. (b)                                            110,700        7,036,369
3Com Corporation (b)                                                28,000        1,613,500
                                                                                -----------
                                                                                 10,356,274

Computer - Manufacturers 4.6%
Sun Microsystems, Inc. (b)                                          47,000        4,274,062

Computer Software - Enterprise 8.5%
Business Objects SA Sponsored ADR (b)                                5,000          440,625
E.piphany, Inc. (b)                                                  9,200          986,125
I2 Technologies, Inc. (b)                                           12,600        1,313,747
Micromuse, Inc. (b)                                                  4,000          661,938
Oracle Systems Corporation (b)                                      11,200          941,500
TIBCO Software, Inc. (b)                                            21,200        2,273,369
Veritas Software Corporation (b)                                    11,000        1,243,172
                                                                                -----------
                                                                                  7,860,476

Computer Software - Financial 1.1%
Intuit, Inc. (b)                                                    25,500        1,055,062

Computer Software - Security 2.8%
Check Point Software Technologies, Ltd. (b)                         12,200        2,583,350

Electronics - Semiconductor Manufacturing 11.9%
Applied Micro Circuits Corporation (b)                               8,700          859,125
Broadcom Corporation (b)                                            33,500        7,334,406
LSI Logic Corporation (b)                                            7,000          378,875
MIPS Technologies, Inc. Class A (b)                                 25,000        1,062,500
National Semiconductor Corporation (b)                               6,600          374,550
PMC-Sierra, Inc. (b)                                                 3,000          533,063
Xilinx, Inc. (b)                                                     5,500          454,094
                                                                                -----------
                                                                                 10,996,613

Financial Services - Miscellaneous 0.3%
CheckFree Holdings Corporation (b)                                   4,600          237,187

Internet - E*Commerce 3.4%
Amazon.com, Inc. (b)                                                20,000          726,250
Critical Path, Inc. (b)                                             25,900        1,510,294
Internet Capital Group, Inc. (b)                                    24,300          899,480
                                                                                -----------
                                                                                  3,136,024

Internet - Internet Service Provider/Content 10.7%
Akamai Technologies, Inc. (b)                                       15,000        1,781,016
America Online, Inc. (b)                                            97,000        5,116,750
LifeMinders, Inc. (b)                                               11,500          339,969
Psinet, Inc. (b)                                                    17,300          434,663
Yahoo! Inc. (b)                                                     17,900        2,217,363
                                                                                -----------
                                                                                  9,889,761

Internet - Network Security/Solutions 14.7%
Digex, Inc. (b)                                                     10,300          699,756
Exodus Communications, Inc. (b)                                     38,000        1,750,375
Juniper Networks, Inc. (b)                                          35,000        5,094,687
Keynote Systems, Inc. (b)                                            7,400          522,163
VeriSign, Inc. (b)                                                  32,160        5,676,240
                                                                                -----------
                                                                                 13,743,221

Internet - Software 13.2%
Active Software, Inc. (b)                                           13,500        1,048,781
Ariba, Inc. (b)                                                     33,200        3,255,156
BroadVision, Inc. (b)                                               28,300        1,437,993
Interwoven, Inc. (b)                                                11,500        1,264,820
Kana Communications, Inc. (b)                                       13,000          804,375
Niku Corporation (b)                                                38,000        1,282,500
Portal Software, Inc. (b)                                           19,300        1,232,787
RealNetworks, Inc. (b)                                              18,200          920,237
Vignette Corporation (b)                                            19,000          988,297
                                                                                -----------
                                                                                 12,234,946

Telecommunications - Equipment 12.1%
Advanced Fibre Communications, Inc. (b)                              9,000          407,812
CIENA Corporation (b)                                                9,600        1,600,200
Copper Mountain Networks, Inc. (b)                                   5,000          440,625
E-Tek Dynamics, Inc. (b)                                             9,100        2,400,694
JDS Uniphase Corporation (b)                                        10,900        1,306,637
Redback Networks, Inc. (b)                                           7,800        1,388,400
Sycamore Networks, Inc. (b)                                         30,200        3,333,325
Terayon Communication Systems, Inc. (b)                              6,100          391,830
                                                                                -----------
                                                                                 11,269,523

Telecommunications - Services 5.1%
Aether Systems, Inc. (b)                                             2,400          492,000
Level 3 Communications, Inc. (b)                                    17,000        1,496,000
Metromedia Fiber Network, Inc. (b)                                  13,000          515,938
Qwest Communications International, Inc. (b)                        45,000        2,235,937
                                                                                -----------
                                                                                  4,739,875
-------------------------------------------------------------------------------------------
Total Common Stocks (Cost $79,796,333)                                           92,376,374
-------------------------------------------------------------------------------------------

Short-Term Investments (a) 0.5%
Commercial Paper 0.2%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                                       $ 64,900           64,900
Wisconsin Electric Power Company, 6.31%                             84,100           84,100
                                                                                -----------
                                                                                    149,000

Repurchase Agreements 0.3%
ABN-AMRO Inc. (Dated 6/30/00), 6.60%,
  Due 7/03/00 (Repurchase proceeds
  $300,165); Collateralized by:
  U.S. Government & Agency Issues (c)                              300,000          300,000
-------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $449,000)                                        449,000
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $80,245,333) 100.1%                        92,825,374
Other Assets and Liabilities, Net (0.1%)                                            (69,074)
-------------------------------------------------------------------------------------------
Net Assets 100.0%                                                               $92,756,300
===========================================================================================

                                  STRONG TECHNOLOGY 100 FUND

                                                                Shares or
                                                                Principal          Value
                                                                  Amount          (Note 2)
-------------------------------------------------------------------------------------------
Common Stocks 99.2%
Computer - Local Networks 3.0%
Cisco Systems, Inc. (b)                                           122,000       $ 7,754,625
3Com Corporation (b)                                               35,000         2,016,875
                                                                                -----------
                                                                                  9,771,500

Computer - Manufacturers 2.6%
Dell Computer Corporation (b)                                      77,500         3,821,719
International Business Machines Corporation                        25,000         2,739,062
Sun Microsystems, Inc. (b)                                         22,000         2,000,625
                                                                                -----------
                                                                                  8,561,406

Computer - Memory Devices 1.3%
EMC Communications Corporation (b)                                 21,000         1,615,688
Network Appliance, Inc. (b)                                        16,000         1,288,000
SanDisk Corporation (b)                                            20,000         1,223,750
                                                                                -----------
                                                                                  4,127,438

Computer - Optical Recognition 0.6%
Symbol Technologies, Inc.                                          35,500         1,917,000

Computer - Services 1.5%
InterNAP Network Services Corporation (b)                          65,500         2,719,273
Sungard Data Systems, Inc. (b)                                     66,000         2,046,000
                                                                                -----------
                                                                                  4,765,273

--------------------------------------------------------------------------------------
                         STRONG TECHNOLOGY 100 FUND (continued)

                                                      Shares or
                                                      Principal               Value
                                                        Amount               (Note 2)
--------------------------------------------------------------------------------------
Computer Software - Desktop 3.3%
Gemstar International Group, Ltd. (b)                   62,500             $ 3,840,820
Microsoft Corporation (b)                               52,500               4,200,000
Verity, Inc. (b)                                        68,000               2,584,000
                                                                           -----------
                                                                            10,624,820

Computer Software - Enterprise 9.8%
Adobe Systems, Inc.                                     26,000               3,380,000
Business Objects SA Sponsored ADR (b)                   28,500               2,511,562
I2 Technologies, Inc. (b)                               17,600               1,835,075
Mercury Interactive Corporation (b)                     35,500               3,434,625
Micromuse, Inc. (b)                                     14,000               2,316,781
Oracle Systems Corporation (b)                          76,000               6,388,750
Peregrine Systems, Inc. (b)                             73,000               2,532,187
SAP AG Sponsored ADR                                    43,500               2,041,781
TIBCO Software, Inc. (b)                                26,000               2,788,094
Veritas Software Corporation (b)                        41,000               4,633,641
                                                                           -----------
                                                                            31,862,496

Computer Software - Financial 1.1%
Intuit, Inc. (b)                                        85,000               3,516,875

Computer Software - Security 1.0%
Check Point Software Technologies, Ltd. (b)             14,700               3,112,725

Electronics - Measuring Instruments 0.6%
Tektronix, Inc. (b)                                     28,500               2,109,000

Electronics - Miscellaneous Components 0.8%
Kopin Corporation (b)                                   36,000               2,493,000

Electronics - Scientific Instruments 2.3%
Millipore Corporation                                   24,000               1,809,000
PE Corporation-PE Biosystems Group                      85,000               5,599,375
                                                                           -----------
                                                                             7,408,375

Electronics - Semiconductor Equipment 3.9%
Applied Materials, Inc. (b)                             38,000               3,443,750
Credence Systems Corporation (b)                        43,000               2,373,063
KLA-Tencor Corporation (b)                              42,500               2,488,906
Lam Research Corporation (b)                            63,000               2,362,500
Teradyne, Inc. (b)                                      29,000               2,131,500
                                                                           -----------
                                                                            12,799,719
Electronics - Semiconductor Manufacturing 17.3%
Analog Devices, Inc. (b)                                24,000               1,824,000
Applied Micro Circuits Corporation (b)                  63,000               6,221,250
Conexant Systems, Inc. (b)                              64,000               3,112,000
GlobeSpan, Inc. (b)                                     42,500               5,188,320
Integrated Device Technology, Inc. (b)                  44,500               2,664,438
Intel Corporation                                       35,500               4,745,906
LSI Logic Corporation (b)                               58,500               3,166,313
Linear Technology Corporation                           40,000               2,557,500
Maxim Integrated Products, Inc. (b)                     31,500               2,140,031
Micron Technology, Inc. (b)                             76,500               6,736,781
National Semiconductor Corporation (b)                  20,000               1,135,000
PMC-Sierra, Inc. (b)                                    26,000               4,619,875
Texas Instruments, Inc.                                 77,500               5,323,281
TriQuint Semiconductor, Inc. (b)                        48,000               4,593,000
Vitesse Semiconductor Corporation (b)                   29,000               2,133,313
                                                                           -----------
                                                                            56,161,008

Electronics Products - Miscellaneous 2.2%
Celestica, Inc. (b)                                     44,500               2,208,312
Flextronics International, Ltd. (b)                     32,500               2,232,344
Solectron Corporation (b)                               63,000               2,638,125
                                                                           -----------
                                                                             7,078,781

Finance - Investment Brokers 2.9%
The Goldman Sachs Group, Inc.                           57,000               5,407,875
The Charles Schwab Corporation                         122,000               4,102,250
                                                                           -----------
                                                                             9,510,125

Financial Services - Miscellaneous 1.0%
First Data Corporation                                  64,000  $            3,176,000

Internet - E*Commerce 1.7%
Critical Path, Inc. (b)                                 36,000               2,099,250
Internet Capital Group, Inc. (b)                        93,000               3,442,453
                                                                           -----------
                                                                             5,541,703

Internet - Internet Service Provider/Content 2.9%
InfoSpace, Inc. (b)                                     54,000               2,983,500
MyPoints.com, Inc. (b)                                 115,000               2,179,609
USinternetworking, Inc. (b)                            214,000               4,373,625
                                                                           -----------
                                                                             9,536,734

Internet - Network Security/Solutions 4.9%
Exodus Communications, Inc. (b)                        126,000               5,803,875
Juniper Networks, Inc. (b)                              16,600               2,416,338
VeriSign, Inc. (b)                                      43,600               7,695,400
                                                                           -----------
                                                                            15,915,613

Internet - Software 8.3%
Ariba, Inc. (b)                                         28,000               2,745,312
Art Technology Group, Inc. (b)                          20,500               2,069,219
BEA Systems, Inc. (b)                                   61,000               3,015,687
BroadVision, Inc. (b)                                   46,500               2,362,781
Clarent Corporation (b)                                 64,500               4,611,750
Kana Communications, Inc. (b)                           30,000               1,856,250
Phone.com, Inc. (b)                                     33,500               2,181,688
Portal Software, Inc. (b)                               38,000               2,427,250
Vignette Corporation (b)                                73,000               3,797,141
Vitria Technology, Inc. (b)                             33,000               2,017,125
                                                                           -----------
                                                                            27,084,203
Medical - Biomedical/Genetics 3.5%
Amgen, Inc. (b)                                         36,000               2,529,000
Chiron Corporation (b)                                  56,600               2,688,500
Genentech, Inc. (b)                                     35,500               6,106,000
                                                                           -----------
                                                                            11,323,500

Medical - Ethical Drugs 3.3%
Merck & Company, Inc.                                   42,500               3,256,563
Pfizer, Inc.                                           105,875               5,082,000
Schering-Plough Corporation                             46,500               2,348,250
                                                                           -----------
                                                                            10,686,813
Medical - Instruments 0.8%
Medtronic, Inc.                                         54,000               2,689,875

Telecommunications - Cellular 1.0%
VoiceStream Wireless Corporation (b)                    27,500               3,198,164

Telecommunications - Equipment 16.8%
ADC Telecommunications, Inc. (b)                        41,000               3,438,875
Andrew Corporation (b)                                  64,500               2,164,781
Comverse Technology, Inc. (b)                           32,000               2,976,000
Copper Mountain Networks, Inc. (b)                      31,000               2,731,875
Ditech Communications Corporation (b)                   19,000               1,796,688
E-Tek Dynamics, Inc. (b)                                30,000               7,914,375
Efficient Networks, Inc. (b)                            54,000               3,972,375
Ericsson (LM) Telephone Company ADR Class B            130,000               2,600,000
Lucent Technologies, Inc.                               66,000               3,910,500
Motorola, Inc.                                          64,000               1,860,000
Nokia Corporation Sponsored ADR                         45,500               2,272,156
Nortel Networks Corporation                             99,000               6,756,750
Qualcomm, Inc. (b)                                      56,000               3,360,000
Scientific-Atlanta, Inc.                                49,500               3,687,750
Sycamore Networks, Inc. (b)                             11,000               1,214,125
Tellabs, Inc. (b)                                       55,000               3,764,063
                                                                           -----------
                                                                            54,420,313

Telecommunications - Services 0.8%
NEXTLINK Communications, Inc. Class A (b)               70,000               2,655,625
--------------------------------------------------------------------------------------
Total Common Stocks (Cost $282,183,951)                                    322,048,084
--------------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------
     STRONG TECHNOLOGY 100 FUND (continued)

                                                                Shares or
                                                                Principal        Value
                                                                 Amount         (Note 2)
--------------------------------------------------------------------------------------------
Short-Term Investments (a) 2.4%
Commercial Paper 0.0%
Interest Bearing, Due Upon Demand
Sara Lee Corporation, 6.27%                                    $   54,100       $   54,100
Wisconsin Electric Power Company, 6.31%                            30,100           30,100
                                                                                ----------
                                                                                    84,200
Repurchase Agreements 1.3%
ABN-AMRO Inc. (Dated 6/30/00), 6.60%,
  Due 7/03/00 (Repurchase proceeds
  $4,102,255); Collateralized by:
  U.S. Government & Agency Issues (c)                           4,100,000        4,100,000

United States Government Issues 1.1%
United States Treasury Bills, Due
  7/20/00 thru 9/14/00                                          3,600,000        3,576,930
--------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,760,661)                                   7,761,130
--------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $289,944,612) 101.6%                     329,809,214
Other Assets and Liabilities, Net (1.6%)                                        (5,291,485)
--------------------------------------------------------------------------------------------
Net Assets 100.0%                                                             $324,517,729
============================================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(I) of Notes to Financial Statements.


Percentages are stated as a percent of net assets.


                      See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

                                                               (In Thousands, Except Per Share Amounts)

                                                                     Strong               Strong
                                                                    Internet            Technology
                                                                      Fund               100 Fund
                                                                     ------             ----------
Assets:
  Investments in Securities, at Value
    (Cost of $80,245 and $289,945, respectively)                    $ 92,825             $329,809
  Receivable for Securities Sold                                       3,959               25,431
  Receivable for Fund Shares Sold                                         --                   76
  Dividends and Interest Receivable                                        2                   41
  Other Assets                                                            27                   17
                                                                    --------             --------
  Total Assets                                                        96,813              355,374

Liabilities:
  Payable for Securities Purchased                                     3,962               30,619
  Payable for Fund Shares Redeemed                                        10                   41
  Accrued Operating Expenses and Other Liabilities                        85                  196
                                                                    --------             --------
  Total Liabilities                                                    4,057               30,856
                                                                    --------             --------
Net Assets                                                          $ 92,756             $324,518
                                                                    ========             ========
Net Assets Consist of:
  Capital Stock (par value and paid-in capital)                     $102,229             $322,713
  Accumulated Net Investment Loss                                       (606)              (1,183)
  Accumulated Net Realized Loss                                      (21,447)             (36,877)
  Net Unrealized Appreciation                                         12,580               39,865
                                                                    --------             --------
  Net Assets                                                        $ 92,756             $324,518
                                                                    ========             ========
Capital Shares Outstanding (Unlimited Number Authorized)               9,555               26,867

Net Asset Value Per Share                                              $9.71               $12.08
                                                                    ========             ========

                      See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2000 (Unaudited)

                                                                                          (In Thousands)

                                                                                     Strong              Strong
                                                                                    Internet           Technology
                                                                                      Fund              100 Fund
                                                                                  -----------         ------------
Income:
  Dividends (net of foreign withholding taxes of $0 and $2, respectively)         $        2          $        86
  Interest                                                                                99                  356
                                                                                  ----------          -----------
  Total Income                                                                           101                  442

Expenses:
  Investment Advisory Fees                                                               420                  992
  Custodian Fees                                                                          10                   16
  Shareholder Servicing Costs                                                            182                  405
  Federal and State Registration Fees                                                     53                  108
  Other                                                                                   42                  104
                                                                                  ----------          -----------
  Total Expenses                                                                         707                1,625
                                                                                  ----------          -----------
Net Investment Loss                                                                     (606)              (1,183)
Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                                      (21,278)             (38,786)
    Futures Contracts and Options                                                       (169)               1,909
                                                                                  ----------          -----------
    Net Realized Loss                                                                (21,447)             (36,877)
  Net Change in Unrealized Appreciation/Depreciation on Investments                   12,580               39,865
                                                                                  ----------          -----------
Net Gain (Loss) on Investments                                                        (8,867)               2,988
                                                                                  ----------          -----------
Net Increase (Decrease) in Net Assets Resulting from Operations                     ($ 9,473)         $     1,805
                                                                                  ==========          ===========

                      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 (In Thousands)

                                                                                      Strong Internet        Strong Technology
                                                                                           Fund                  100 Fund
                                                                                     ------------------     -------------------
                                                                                      Six Months Ended        Six Months Ended
                                                                                        June 30, 2000          June 30, 2000
                                                                                     ------------------     -------------------
                                                                                     (Unaudited) (Note 1)   (Unaudited) (Note 1)
Operations:
  Net Investment Loss                                                                       ($   606)             ($ 1,183)
  Net Realized Loss                                                                          (21,447)              (36,877)
  Net Change in Unrealized Appreciation/Depreciation                                          12,580                39,865
                                                                                           ---------            ----------
  Net Increase (Decrease) in Net Assets Resulting from Operations                             (9,473)                1,805

Distributions From Net Investment Income                                                          --                    --

Capital Share Transactions:
  Proceeds from Shares Sold                                                                  119,149               372,399
  Proceeds from Reinvestment of Distributions                                                     --                    --
  Payment for Shares Redeemed                                                                (16,920)              (49,686)
                                                                                           ---------            ----------
  Net Increase in Net Assets from Capital Share Transactions                                 102,229               322,713
                                                                                           ---------            ----------
Total Increase in Net Assets                                                                  92,756               324,518

Net Assets:
  Beginning of Period                                                                             --                    --
                                                                                           ---------            ----------
  End of Period                                                                            $  92,756            $  324,518
                                                                                           =========            ==========
Transactions in Shares of the Fund:
  Sold                                                                                        11,241                31,233
  Issued in Reinvestment of Distributions                                                         --                    --
  Redeemed                                                                                    (1,686)               (4,366)
                                                                                           ---------            ----------
  Net Increase in Shares of the Fund                                                           9,555                26,867
                                                                                           =========            ==========

                      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

1. Organization

   The accompanying financial statements represent the Strong Technology Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

   -  Strong Internet Fund/(3)/ (a series of Strong Equity Funds, Inc./(1/)
   -  Strong Technology 100 Fund/(2)/ (a series of Strong Equity
      Funds, Inc./(1)/)
      /(1)/ An Open-end management investment company registered under the
            Investment Company Act of 1940, as amended.
      /(2)/ Diversified Fund
      /(3)/ Non-Diversified Fund

   The Strong Internet Fund and Strong Technology 100 Fund each commenced operations on January 3, 2000.

2. Significant Accounting Policies

   The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

   (A) Security Valuation -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

       The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at June 30, 2000.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

       Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

       Each Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

   (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

       Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency, political, economic, regulatory and market risks.

   (E) Futures -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Funds realize a gain or loss, and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Securities held by the Funds may be designated as collateral on written options.

   (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   (I) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Funds require that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

   (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

   (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

3. Related Party Transactions

   The Advisor, with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of the average daily net assets: Strong Internet Fund 1.20% and Strong Technology 100 Fund 1.00%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. The Advisor also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Charges allocated to the Funds by the Advisor are included in Other Expenses in the Funds' Statement of Operations. Credits allocated by the Advisor serve to reduce the shareholder servicing expenses incurred by the Funds and are reported as Fees Paid Indirectly by Advisor in the Funds' Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

   The Funds may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   Certain information regarding related party transactions for the six months ended June 30, 2000, is as follows:

                                                      Shareholder
                                      Payable to     Servicing and    Transfer Agency    Unaffiliated
                                      Advisor at     Other Expenses       Banking         Directors'
                                     June 30, 2000  Paid to Advisor       Charges           Fees
                                    --------------  ---------------     ----------        --------
Strong Internet Fund                     $39,146         $182,813          $ 8,989          $250
Strong Technology 100 Fund                98,335          406,264           18,702           250

--------------------------------------------------------------------------------
June 30, 2000 (Unaudited)

4.  Line of Credit

    The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At June 30, 2000, there were no borrowings by the Funds outstanding under the LOC.

5.  Investment Transactions

    The aggregate purchases and sales of long-term securities, other than government securities, for the six months ended June 30, 2000, were as follows:

                                        Purchases             Sales
                                        -----------           -------
    Strong Internet Fund              $  271,489,426       $170,415,052
    Strong Technology 100 Fund         1,040,765,440        719,795,654

   There were no purchases or sales of long-term government securities for the six months ended June 30, 2000.

6. Income Tax Information

   At June 30, 2000, the investment cost and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

                                        Federal Tax    Unrealized    Unrealized
                                           Cost       Appreciation  Depreciation  Net Appreciation
                                        -----------   ------------  ------------  ----------------
    Strong Internet Fund                $ 85,912,164   $ 8,077,356    $1,164,146      $ 6,913,210
    Strong Technology 100 Fund           307,728,997    26,640,423     4,560,206       22,080,217

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG INTERNET FUND
---------------------------------------

                                                            Period Ended
                                                           --------------
                                                              June 30,
Selected Per-Share Data/(a)/                                   2000/(b)/
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $  10.00

Income From Investment Operations:
  Net Investment Loss                                            (0.06)
  Net Realized and Unrealized Losses on Investments              (0.23)
---------------------------------------------------------------------------
  Total from Investment Operations                               (0.29)
Less Distributions:
  From Net Investment Income                                        --
---------------------------------------------------------------------------
  Total Distributions                                               --
---------------------------------------------------------------------------
Net Asset Value, End of Period                                $   9.71
===========================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------
  Total Return                                                    -2.9%
  Net Assets, End of Period (In Millions)                     $      93
  Ratio of Expenses to Average Net Assets                          2.0%*
  Ratio of Net Investment Loss to Average Net Assets              (1.7%)*
  Portfolio Turnover Rate                                        226.3%

STRONG TECHNOLOGY 100 FUND
---------------------------------------------------------------------------

                                                           Period Ended
                                                           ------------
                                                             June 30,
Selected Per-Share Data/(a)/                                  2000/(b)/
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                          $  10.00
Income From Investment Operations:
  Net Investment Loss                                            (0.04)
  Net Realized and Unrealized Gains on Investments                2.12
---------------------------------------------------------------------------
  Total from Investment Operations                                2.08
Less Distributions:
  From Net Investment Income                                        --
---------------------------------------------------------------------------
  Total Distributions                                               --
---------------------------------------------------------------------------
Net Asset Value, End of Period                                $  12.08
===========================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------
  Total Return                                                   +20.8%
  Net Assets, End of Period (In Millions)                     $    325
  Ratio of Expenses to Average Net Assets                          1.6%*
  Ratio of Net Investment Loss to Average Net Assets              (1.2%)*
  Portfolio Turnover Rate                                        332.5%

  * Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) For the six months ended June 30, 2000 (unaudited) (Note 1).

                      See Notes to Financial Statements.

NOTES
--------------------------------------------------------------------------------

                                   Directors

                              Richard S. Strong

                               Willie D. Davis

                               Stanley Kritzik

                                 Neal Malicky

                               Marvin E. Nevins

                                William F. Vogt


                                   Officers

                   Richard S. Strong, Chairman of the Board

             Stephen J. Shenkenberg, Vice President and Secretary

                    Elizabeth N. Cohernour, Vice President

                      Cathleen A. Ebacher, Vice President

                     Dennis A. Wallestad, Vice President

                      Thomas M. Zoeller, Vice President

                           John W. Widmer, Treasurer

                     Rhonda K. Haight, Assistant Treasurer


                              Investment Advisor

                        Strong Capital Management, Inc.

                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                  Distributor

                           Strong Investments, Inc.

                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                                   Custodian

                              Firstar Bank, N.A.

                   P.O. Box 701, Milwaukee, Wisconsin 53201


                 Transfer Agent and Dividend-Disbursing Agent

                        Strong Capital Management, Inc.

                   P.O. Box 2936, Milwaukee, Wisconsin 53201


                            Independent Accountants

                          PricewaterhouseCoopers LLP

             100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202


                                 Legal Counsel

                             Godfrey & Kahn, S.C.

              780 North Water Street, Milwaukee, Wisconsin 53202

             For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-1030, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of householding regulatory materials. Strong Investments, Inc. RT5827-0800

             To order a free prospectus kit, call
             1-800-368-1030

             To learn more about our funds, discuss an existing account, or conduct a transaction, call
             1-800-368-3863

             If you are a Financial Professional, call
             1-800-368-1683

             Visit our web site at
             www.eStrong.com

[LOGO]       STRONG INVESTMENTS
             P.O. Box 2936
             Milwaukee, Wisconsin 53201